Exhibit 99.1

Saba Announces Record First Quarter Results

Revenues and Earnings Exceed Guidance; Revenues Grow 70% from the Prior Year

Redwood Shores, Calif., October 5, 2006 – Saba (NASDAQ: SABA), the premier provider of human capital management (HCM) solutions, today reported financial results for its first quarter of fiscal year 2007 ended August 31, 2006.

“We had a record quarter, driven by increased customer and partner demand,” said Bobby Yazdani, Saba’s Chairman and CEO. “ We continue to see growing interest from new and existing customers for our fully-integrated HCM suite. I’m pleased with our significant revenue growth and earnings improvement.”

First Quarter Results

Total GAAP revenues in the first quarter of fiscal 2007 were $23.2 million, representing a 70% increase compared to $13.6 million in the same quarter last year. License revenue in the first quarter of fiscal 2007 was $6.2 million, representing an 85% increase compared to $3.4 million in the same quarter last year and OnDemand revenue in the first quarter of fiscal 2007 was $3.5 million, representing a 324% increase compared to $838,000 in the same quarter last year. Net loss was $2.6 million, or $0.09 per share on a basic and diluted basis, in the first quarter of fiscal 2007 compared to a net loss of $1.6 million, or $0.09 per share, in the same quarter last year.

On a non-GAAP basis, total revenues increased 78% to $25.3 million from $14.3 million in the first quarter of fiscal 2006. Non-GAAP net income in the quarter was $1.0 million, or $0.04 per share on a basic and diluted basis, compared to non-GAAP net loss of $825,000, or $0.05 per share on a basic and diluted basis, in the first quarter of fiscal 2006.

Deferred revenue at August 31, 2006 was $26.0 million, a $1.2 million increase from $24.8 million at the end of the prior quarter and a 123% increase from $11.7 million in the same quarter of the prior year.

Non-GAAP results are computed by adjusting GAAP results to exclude the amortization of acquisition-related intangibles, stock-based compensation expenses and the write-down of acquired deferred revenue to fair value. A reconciliation of GAAP to non-GAAP results is included in the financial statements accompanying this press release.

Key Customer Wins and Significant Developments in the First Quarter

During the quarter, Saba signed new customer contracts and expanded existing relationships with a number of organizations worldwide, including: AXA Group Solutions; Boehringer Ingelheim; Dell; IBM; Intel; Kohl’s; Pacific Brands; Renault; Sentara Healthcare; Singapore Health; Standard Chartered Bank; Symantec; Trinity Health Corporation; and the Western Australian Department of Education & Training.

In the quarter, Saba completed transactions for its fully-integrated HCM suite with channel partners and enterprise customers. A strategic enterprise win involved HP’s purchase of Saba’s entire HCM suite. HP is initially implementing Saba Learning to support training for several hundred thousand of its internal users, partners, and customers. HP plans to deploy Saba Performance and Saba Talent later for all internal users globally.

Saba’s acquisition of Centra earlier in the year has provided a significant opportunity to cross-sell products to Saba and Centra customers who wish to standardize on a single enterprise learning solution. In the first quarter, a number of organizations selected the Centra virtual classroom and online collaboration solutions. Centra deals included AstraZeneca Pharma; College for Financial Planning; East Carolina University; Engenio Information; IES Management LP; Insurance Australia Group; OC Tanner Inc.; Telefonica Soluciones; Water Corporation; Westat; and the Workplace Safety and Insurance Board in Canada.

Saba also continued to strengthen its management team with a number of recent executive appointments. Saba named Dow Wilson, executive vice president of Varian Medical Systems and president of Oncology Systems, Varian’s largest business unit, to its Board of Directors. Saba also appointed Terry Dyckman as its new Chief Human Capital Officer. Dyckman joins Saba from NetIQ Corporation, a systems and security software provider. His background also includes executive and senior management positions at ROLM Corporation, Apple Computer, Claris and Auspex Systems.

Business Outlook

The following statements are based on current expectations as of the date of this release. These statements are forward-looking, and actual results may differ materially. Saba does not undertake to update these targets in any way or for any reason.

•	For its second quarter of fiscal 2007 (November 30, 2006), Saba anticipates total revenues to range from $24 million to $25 million on a GAAP basis and from $25.4 million to $26.4 million on a non-GAAP basis.

•	Saba anticipates net earnings per share for its second quarter of fiscal 2007 (November 30, 2006) to range from a loss of $0.07 to $0.04 on a GAAP basis and earnings per share of $0.03 to $0.06 on a non-GAAP basis.

The non-GAAP outlook excludes the estimated non-cash amortization of purchased intangibles ($929,000), charges related to stock-based compensation expenses ($500,000 to $600,000) and the write-down of acquired deferred revenue to fair value and amortization of acquired backlog ($1.4 million).

Conference Call

Saba will host a conference call on its first-quarter fiscal year 2007 results at 2:00 p.m. Pacific Time on Thursday, October 5, 2006. The call will be available via Web cast at http://investor.saba.com or by dialing +1-612-332-1213.

A replay of the call will be available at http://investor.saba.com or by calling +1-320-365-3844 and entering code 840491, after 5:30 p.m. Pacific Time on October 5, 2006 through October 19, 2006, at 11:59 p.m. Pacific Time.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation: statements regarding Saba’s business outlook, including anticipated GAAP and non-GAAP revenue and per share earnings (loss), non-cash amortization of purchased intangibles, charges related to stock-based compensation expense, the write-down of acquired deferred revenue to fair value and amortization of acquired backlog; and statements regarding Saba’s momentum; growing interest for Saba’s HCM suite; Saba’s ability to grow profitability; Saba’s improving visibility and recurring revenue, and HP’s plans to deploy Saba Performance and Saba Talent. Saba’s actual results could differ materially from those expressed in any forward-looking statements. Risks and uncertainties Saba faces that could cause results to differ materially include risks associated with: Saba’s ability to successfully integrate Centra in a manner that takes advantage of our combined businesses and operations to improve operating results, dependence on growth of the markets for Saba’s products, dependence on acceptance of Saba’s products by customers and channel partners, the success of Saba’s alliances, fluctuation in customer spending, any changes in the length of Saba’s sales cycle, new product offerings or pricing changes introduced by our competitors, technological changes that could make our products less attractive to customers or require a new product development investments, dependence on new product introductions and enhancements in order to meet the changing needs of our customers and markets, and potential software defects. Readers should also refer to the section entitled “Risk Factors” on pages 11 through 21 of Saba’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006 and similar disclosures in subsequent Saba periodic SEC reports. The forward-looking statements and risks stated in this press release are based on information available to Saba today. Saba assumes no obligation to update them.

Legal Notice Regarding Non-GAAP Financial Information

Saba has provided its non-GAAP revenue, net income and net income per share data in this press release as additional information for investors. This measure is not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”), is intended to supplement GAAP financial information, and may be different from non-GAAP measures used by other companies. Saba believes that the presentation of non-GAAP financial measures provides useful information to investors regarding our results of operations. Saba believes it also provides an alternative method of assessing our operating results that we believe is focused on our core on-going operations and may allow investors to perform additional meaningful period-to-period comparisons of our operating results. In addition, Saba’s management team uses these measures for reviewing our financial results, and for budget and planning purposes.

About Saba

Saba (NASDAQ: SABA) is the premier Human Capital Management (HCM) software and services provider, using a people-centric approach to increase productivity and performance. As a trusted partner, Saba enables the Aligned Enterprise™ for over 1,100 customers in 150 countries by providing an integrated people management system to continuously align goals, develop people, improve collaboration and increase visibility into organizational performance.

Saba customers include ABN AMRO, Alcatel, Bank of Tokyo-Mitsubishi UFJ, BMW, CEMEX, Cisco Systems, DaimlerChrysler, Dell, Deloitte Touche Tohmatsu, EDS, EMC Corporation, FedEx Kinko’s, Insurance Australia Group, Lockheed Martin, Medtronic, National Australia Bank, Novartis, Petrobras, Procter & Gamble, Scotiabank, Sprint, Standard Chartered Bank, Stanford University, Swedbank, Wyndham International, Weyerhaeuser, Underwriters Laboratories, and the U.S. Army and U.S. Navy.

Headquartered in Redwood Shores, California, Saba has offices on five continents. For more information, please visit www.saba.com or call (+ 1) 877-SABA-101 or (+1) 650-779-2791.

SABA, the Saba logo, Centra and the marks relating to Saba products and services referenced herein are either trademarks or registered trademarks of Saba Software, Inc. or its affiliates. All other trademarks are the property of their respective owners.

Contact:

Greg Klaben, Investor Relations, (650) 581-2521, gklaben@saba.com

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Saba Software, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended August 31,
	2006	2005(A)
Revenues:
License	$6,188	$3,350
License updates and product support	7,007	4,363
OnDemand	3,549	838
Professional services	6,415	5,077

Total revenues	23,159	13,628

Cost of revenues:
Cost of license	215	259
Cost of license updates and product support	1,884	906
Cost of OnDemand	1,142	327
Cost of professional services	4,974	3,809
Amortization of acquired developed technology	294	—

Total cost of revenues	8,509	5,301

Gross profit	14,650	8,327

Operating expenses:
Research and development	4,017	2,727
Sales and marketing	9,364	5,297
General and administrative	2,992	1,636
Amortization of purchased intangible assets	634	170

Total operating expenses	17,007	9,830

Loss from operations	(2,357)	(1,503)
Interest income (expense) and other, net	(70)	(111)

Loss before provision for income taxes	(2,427)	(1,614)
Provision for income taxes	164	8

Net loss	$(2,591)	$(1,622)

Basic and diluted net loss per share	$(0.09)	$(0.09)

Shares used in computing basic and diluted net loss per share	28,210	17,295

(A)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

Saba Software, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	August 31, 2006	May 31, 2006
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$19,706	$23,029
Restricted cash	500	500
Accounts receivable, net	23,045	18,993
Prepaid expenses and other current assets	2,694	2,709

Total current assets	45,945	45,231

Property and equipment, net	2,189	2,172
Goodwill (A)	38,136	38,164
Purchased intangible assets, net	19,440	20,449
Other assets	929	1,018

Total assets	$106,639	$107,034

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,745	$8,782
Accrued compensation and related expenses	5,601	6,259
Accrued expenses	5,702	6,265
Deferred revenue	23,880	24,230
Current portion of debt and lease obligations	6,278	2,330

Total current liabilities	48,206	47,866

Deferred revenue	2,107	526
Accrued rent	2,807	2,833
Debt and lease obligations, less current portion	3,431	3,962

Total liabilities	56,551	55,187

Stockholders’ equity:
Common stock	29	29
Additional paid-in capital	248,530	247,716
Treasury stock	(232)	(232)
Accumulated deficit	(197,950)	(195,359)
Accumulated other comprehensive loss	(289)	(307)

Total stockholders’ equity	50,088	51,847

Total liabilities and stockholders’ equity	$106,639	$107,034

(A)	Goodwill includes a preliminary allocation of the purchase price for Centra Software, Inc. to acquired assets and assumed liabilities, and is subject to change.

Non-GAAP Financial Information:

To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, Saba uses non-GAAP financial measures. These measures are the result of adjustments made to exclude certain charges and expenses for which the company believes that the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its historical financial performance. The company believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with its historical financial results. In addition, the presentation allows investors to see how management views the operating performance of the company. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or as a substitute for results prepared in accordance with U.S. generally accepted accounting principles.

The adjustments and the basis for their exclusion are as follows:

Fair Value Adjustment to Deferred Revenue

The company includes revenue associated with the Centra Software, Inc. and THINQ Learning Solutions, Inc. deferred revenue that was excluded as a result of purchase accounting adjustments to fair value, as required by GAAP, as management believes that it is reflective of ongoing operating results. However, license revenue related to THINQ Learning Solutions, Inc. was excluded from the Non-GAAP measures as the deferred license revenue at the time of acquisition was not indicative of the Company’s ongoing operating results.

Stock-based Compensation Expense

The company’s non-GAAP financial measures exclude share-based compensation expenses, which consist of expenses for the issuance of stock options and purchases of common stock under its Employee Stock Purchase Plan, which Saba began recording under SFAS 123(R) in the first quarter of fiscal 2007. The Company excludes share-based compensation expenses from our non-GAAP financial measures because the company believes that the information is not a meaningful indicator of the Company’s operating performance. Weighted average dilutive shares is computed using the method required by SFAS 123(R) for both GAAP and non-GAAP diluted net income per share.

Amortization of Acquired Developed Technology and Purchased Intangible Assets

As a result of various acquisitions of companies and technologies, the company has incurred charges for amortization of acquired developed technology and purchased intangible assets and amortization of acquired backlog that resulted in a reduction of revenue. Management excludes these items from our non-GAAP financial measures when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business. Additionally, management believes that excluding these items facilitates comparisons to the results of other companies in our industry, which have their own unique acquisition histories.

Saba Software, Inc.

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

The following table reflects Saba’s non-GAAP results reconciled to GAAP results as included in this release.

	Three months ended August 31,
	2006	2005
GAAP net loss	$(2,591)	$(1,622)

Plus:
Fair value adjustment to deferred revenue	2,103	602
Stock-based compensation expense	509	—
Amortization of acquired developed technology and purchased intangible assets	1,008	195

Non-GAAP net income (loss)	$1,029	$(825)

Net income (loss) per share:

GAAP net loss per share	$(0.09)	$(0.09)

Plus:
Fair value adjustment to deferred revenue	0.07	0.03
Stock-based compensation expense	0.02	—
Amortization of acquired developed technology and purchased intangible assets	0.04	0.01

Non-GAAP net income (loss) per share	$0.04	$(0.05)

Weighted average shares used to compute net income (loss) per share:
Basic	28,210	17,295

Diluted	29,394	17,295